UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 13, 2008

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California		91203
(Address of Principal Executive Offices)		(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On June 13, 2008, Applebee’s Restaurants Kansas LLC, Applebee’s Restaurants Mid-Atlantic LLC, Applebee’s Restaurants North LLC, Applebee’s Restaurants Texas LLC, and Applebee’s Restaurants West LLC (collectively the “Tenant”) entered into a Master Land and Building Lease (the “Master Lease”) with DBAPPLEF, LLC (the “Landlord”) relating to 181 parcels of real property, each of which is improved with a restaurant operating as an Applebee’s Neighborhood Grill and Bar (the “Properties”).

The Master Lease calls for an initial term of twenty years and four five-year options to extend the term which are exercisable by the Tenant or its successors.  The initial monthly base rent under the Master Lease will be $2,612,916.66. The initial monthly base rent is subject to a 2% increase on each of the following dates: January 1, 2009; July 1, 2010; July 1, 2011; July 1, 2012; and July 1, 2013. Thereafter, the monthly base rent shall increase by ten percent (10%) of the monthly base rent preceding such increase in base rent on each of July 1, 2018 and July 1, 2023. The Master Lease provides for rent adjustments during each of the option periods as well. Additionally, the tenant under the Master Lease is responsible for additional rent equal to any and all fees, expenses, taxes and other charges of every kind and nature arising in connection with or relating to the Properties.

The Tenant may sublease all or a portion of the Properties, without the Landlord’s consent, provided that certain conditions are met. In addition, the Tenant may assign its interest in the Master Lease with respect to some or all of the Properties, without Landlord’s consent, provided that certain conditions are met and the assignee agrees to enter into a direct lease with the Landlord on a pre-approved form attached to the Master Lease (“Assigned Leases”). Further, if such assignment is to a qualified franchisee meeting certain parameters set forth in the Master Lease, the Tenant shall be released by the Landlord from all obligations with respect to any Assigned Lease.

Attached as Exhibits 99.1 and 99.2, respectively, are the Press Release of the Registrant dated June 17, 2008 and Supplemental Information on Sale-Leaseback of Applebee’s Company-Owned Real Estate, discussing the Master Lease which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Registrant dated June 17, 2008
99.2	Supplemental Information on Sale-Leaseback of Applebee’s Company-Owned Restaurant Real Estate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2008	DINEEQUITY, INC.

	By:	/s/ Thomas G. Conforti
Thomas G. Conforti
Chief Financial Officer (Principal Financial Officer)